UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2020

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U.S. Well Services, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-38025	81-1847117
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1360 Post Oak Boulevard
Suite 1800

Houston, TX 77056

(Address of principal executive offices)

(832) 562-3730

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange where registered
Class A Common Stock, $0.0001 par value per share	USWS	NASDAQ Capital Market
Warrants	USWSW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ❑

Item 1.01.Entry into a Material Definitive Agreement.

On June 26, 2020, U.S. Well Services, Inc. (the “Company”) entered into an equity distribution agreement (the “Agreement”) with Piper Sandler & Co. (the “Agent”), through its Simmons Energy division. Pursuant to the Agreement, the Company may sell, from time to time through the Agent, shares of its Class A common stock, par value $0.0001 per share, having an aggregate offering price of up to $10,275,000 (the “Shares”). Sales of the Shares, if any, under the Agreement may be made in transactions that are deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”).

The Agreement contains customary representations, warranties and agreements by the Company, indemnification obligations of the Company and the Agent, including for liabilities under the Securities Act, other obligations of the parties and termination provisions. Under the terms of the Agreement, the Company will pay the Agent a commission equal to 3% of the gross sales price of the Shares sold.

The Company plans to use the net proceeds from any sales pursuant to the Agreement, after deducting the sales agent’s commissions and the Company’s offering expenses, for general corporate purposes.

The Shares will be issued and sold pursuant to the Company’s shelf registration statement on Form S-3 (File No 333-230471), which was declared effective by the Securities and Exchange Commission on April 22, 2019, and a prospectus supplement thereto.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to complete text of the Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K, and incorporated by reference herein. A legal opinion related to the issuance and sale of the Shares is filed herewith as Exhibit 5.1.

Item 9.01.Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated June 26, 2020, between U.S. Well Services, Inc. and Piper Sandler & Co.

5.1	Legal Opinion of Porter Hedges LLP

23.1	Consent of Porter Hedges LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

U.S. Well Services, Inc.

Dated: June 26, 2020	By:	/s/ Kyle O’Neill
	Name:	Kyle O’Neill
	Title:	Chief Financial Officer